EXHIBIT 99.1

Rock of Ages FOR IMMEDIATE RELEASE	Investor Contact: Neil G Berkman Berkman Associates (310) 277-5162 info@BerkmanAssociates.com	Company Contact: Kurt Swenson Chairman & CEO (603) 225-8397 www.RockofAges.com

Rock of Ages To Present At the Merrill Lynch Deathcare
Investor Conference
Thursday, April 21, 2005 at 9:45 a.m. EDT

      CONCORD, NEW HAMPSHIRE, April 12, 2005 . . . ROCK OF AGES CORPORATION (NASDAQ/NMS:ROAC) announced today that it will address institutional shareholders at the Merrill Lynch Deathcare Investor Conference on Thursday, April 21, 2005 at 9:45 a.m. EDT. The Deathcare Conference is scheduled for April 21st at the Merrill Lynch Conference Center, 560 Lexington Avenue, 2nd Floor, New York City.

       A simultaneous webcast of the 45 minute presentation will be available, upon registration, from the Audio Presentations link at www.RockofAges.com/investor. The webcast will be available for replay no later than April 22, 2005 at 10:30 a.m. EDT at this same internet address for 14 days. Audio streams require RealPlayer or Windows Media installations.

About Rock of Ages

      Rock of Ages (www.RockofAges.com) is the largest integrated granite quarrier, manufacturer and retailer of finished granite memorials and granite blocks for memorial use in North America.

EXHIBIT 99.2

EXHIBIT 99.3

COMPARATIVE STOCKHOLDER RETURN

The following graph compares on a cumulative basis the percentage change during the period from December 31, 1999 to December 31, 2004, in the total stockholder return on (i) the Class A Common Stock of the Company, (ii) the Russell 2000 Stock Price Index and (iii) an industry peer group index of the following six publicly traded companies: Carriage Services Inc., Hillenbrand Industries, Matthews International Corp., Service Corp. International, and Stewart Enterprises, Inc. (the "Industry Peer Group"). The graph assumes that the value of the investment in the Company's Class A Common Stock and in each index was $100 on December 31, 1998 and that all dividends were reinvested. The returns for each company in the Industry Peer Group are weighted according to such company's stock market capitalization at the beginning of each period for which a return is indicated. The stock price performance on the following graph and in the following table is not necessarily indicative of future stock price performance.

COMPARISON OF STOCKHOLDER TOTAL RETURN AMONG
ROCK OF AGES CORPORATION, THE RUSSELL 2000 STOCK PRICE INDEX AND
AN INDUSTRY PEER GROUP

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Rock of Ages Corporation	100	98.63	109.81	123.84	127.37	162.91
Russell 2000 Index	100	96.98	99.39	79.03	116.38	137.71
Industry Peer Group	100	92.19	132.65	111.90	176.81	122.67

Merrill Lynch

Merrill Lynch 2005 Death Care Conference April 21, 2005

ROCK OF AGES

Rock of Ages Corporation

Forward Looking Statements

- *This presentation contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about our business or expected events based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual events, results or outcomes may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including the following: our ability to successfully execute our strategy to expand our business through acquisitions, opening new stores, maintaining our relationships with independent retailers, and forming and maintaining relationships with other death care professionals; changes in demand for the Company's product;, product mix; the timing of customer orders and deliveries; the impact of competitive products and pricing; the success of the Company's branding programs; the excess or shortage of production capacity, difficulties encountered in the integration of acquired businesses; weather conditions; and other risks discussed from time to time in the Company's Securities and Exchange Commission filings and reports including, but not limited to, the risks discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2004. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.*

Rock of Ages

- Founded in 1885 with trademark registered in 1913
- Highly recognized Brand- #1 in Memorials
- Quarry Division
  - 11 Quarries located in VT, Quebec, NC, PA, & Ukraine
  - Some of best known and exclusive granites in the world for memorial and building use
  - Barriers to entry
  - 2004 revenues $29.9 million



Rock of Ages

- The Memorial Division
  - 5 Plants in Vermont and Province of Quebec producing primarily memorials
  - 88 Company Stores in 18 states
  - 92 Authorized Dealers
  - 2004 revenues $56.7 million





High Quality Memorials


ATLANTIC

Balance Sheet
on December 31, 2004
(in thousands)

Assets		Liabilities	
Cash & Equiv.	4,298	Short-term borrowings	7,287
Receivables	15,017	Curr. Portion LTD	36
Inventories	23,858	A/P and Accruals	6,667
Other Current Assets	5,501	Customer Deposits	8,173
Total Current Assets	48,674	Other Current Liab.	372
		Total Current Liabilities	22,535
Def. Tax Assets – LT	6,740		
Long-term Investments	4,112	Long Term Debt	16,289
Goodwill	163	Other LT Liabilities	9,567
Other LT Assets	2,758	Total Liabilities	48,391
Net Fixed Assets	46,130	Total Equity	60,186
Total Assets	108,557	Total Liab. & Equity	108,557

Solid as a Rock

- Seasonality
- "Hard" book value of $8.14 per share
- 2005 fair market value appraisal for lenders of fixed assets in Vermont only was $48.8 million compared to total reported net fixed assets of $46.1 million value on our books
- Appraisal excludes fixed assets of 8 operating quarries, 3 plants, and 86 owned retail outlets

Share Information

- Total Shares Outstanding - 4,698,800 Class A Common, 2,700,596 Class B Common for a total of 7,399,396
- At $6.70 per share, market capitalization is approximately $50 million or 82% of book value and 58% of revenues
- Kurt Swenson owns 1,135,000 shares or 15% of outstanding
- Insiders* own about 3,127,000 shares representing about 42% of outstanding shares and about 70% of the voting power because of Class B shares
- Approximate Float of Class A shares – 3,803,497 shares

*Include officers, directors, Kevin Swenson, and Bob Pope

Quarry Growth Plan and Results From the 1997 IPO to Date

- Today (and in 1997) the Quarry Growth Plan is to buy additional "exclusive" quarries and expand granite block and slab sales worldwide.
- Quarry Operating Results

	1997	2004	Increase
– Quarry Sales	$14.1 M	$29.9 M	112%
– Quarry Operating Profit	$1.2 M	$8.7 M	625%

Memorials Division
From the 1997 IPO to Date

- Principal purpose of the IPO
  – Vertically integrate forward into retail and expand retail distribution

- From the Prospectus:
  – Build national retail presence through acquisitions
  – Expand authorized retailer base and wholesale sales
  – Pursue strategic alliances with funeral homes and cemeteries

The Death Care Industry

Generates annual revenues of $15 billion


All Other Services
92.0%
$13.9 B
$1.1 B
Memorials /
Monuments
8.0%

Rock of Ages is the leading monument provider, with 4% of the $1.1B monument / memorial category

Sources: Stewart Enterprises annual report / AARP Public Policy Institute, "The Death Care Industry" / Independent Study

The Death Rate Accelerates

- 2.5 + million annual deaths
- Deaths increase to 4.1 million by 2040 as baby boomers age



Projected Annual Deaths and Population (2000-2080)
POPULATION
300 MILLION
290 MILLION
280 MILLION
DEATHS
4 MILLION
3 MILLION
2 MILLION
2000
2010
2020
2030
2040
2050
2060
2070
2080
YEAR

Source: NFDA / Independent Study

Cremation on the Rise

- Cremation is the option of choice for 30%+ of Americans:


Percentage of Deaths Resulting in Cremation – U.S. Since 1975
50%
40%
30%
20%
10%
0%
PERCENT CREMATED
6.00%
9.70%
14.90%
21.14%
25.70%
38.18%
1975
1980
1985
1995
2000
2010
YEAR

42% of Consumer memorialize if cremated

Source: Cremation Association of North America

Memorial Division Results 1997, 2001 & 2004

(in thousands $)

	1997	2001	2004
Manufacturing Sales	38,336	22,228	20,865
Retail Sales	1,781	43,159	35,802
Total Memorial Division Sales	40,207	65,387	56,667
Manufacturing Operating Profit	3,470	589	1,570
Retail Operating Profit	401	2,906	(1,474)
Total Memorial Division Operating Profit	3,871	3,495	96

What Went Wrong?

- We did not execute our growth plan
- Strategic alliances with funeral homes and cemeteries were not pursued
- Authorized retailer network did not expand but instead contracted
- Retail acquisitions stalled from 2001 to 2004
- Changed memorial division leadership 4 times in 7 years

Where do we go from here?

- We have even greater confidence in the validity of our strategy
- With 7 years of experience behind us, we will execute our memorials division growth plan
- Rick Wrabel is the leader who can execute our growth plan and has assembled a great team to do it

Rick Wrabel
President/COO
Memorials Division

ROAC Memorial Division Revenue


Precision Products 7.2%
Canada 10.9%
$4.1 MM
$6.2 MM
$10.6 MM
$35.8 MM
Authorized Retailers 18.7%
Retail 63.1%

Total-$56.7 MM

The 5 Year Vision

- Grow Memorial's Division to $200MM
  - Dominant market leader
  - National presence
  - Innovative new products
  - Available in multiple channels
- Target retail margins at 15%
- Flawless execution of initiatives
- "Feature and Mausoleum" expertise
- "Best in Industry" distribution network

Assembling Top Notch Team
Memorials Division


President / COO - Memorials Division
Rick Wrabel
Retail RVP
Rich Urbach
Retail RVP
Denise Dales
Retail RVP
Sean Weeks
President Canada
Donald Labonte
VP, Operations
Dennis Merchant
VP Wholesale Sales
Derek Dearwater
SVP, Marketing
Caryn Crump
Director of Training
Bob Caron

- Over 100 + years combined granite industry experience
- Senior management experience with Glaxo Smith Kline, Coca Cola, Gillette, American Home Products, Pennzoil, M&M Mars, Reckitt Benckiser, & ConAgra

Strategic Evolution

- Conducted consumer research
  - Qualitative/quantitative
  - Consumer's view of memorialization
  - Impact of Baby Boomers

- Result is an expanded strategy which will significantly enhance our growth plan

ROAC Strategic Direction


Total Memorialization
Granite Memorials

Rock of Ages will become the brand that represents total memorialization

Total Memorialization Store


SARGE
1992 ~ 2003

•Rock of Ages is the only brand that allows a consumer to personalize the memorialization of their loved ones in any manner possible

2005 Marketing Plan Highlights

- National Advertising


TIME
The Science Of YOGA
TV GUIDE
MOCK the VOTE!

- Keyword Advertising


Google
Google Search
I'm Feeling Lucky

- Public Relations
- Proprietary Direct Mail Campaign

Branding Changes

- Every product we offer will now be branded with our Rock of Ages Trademark and all subsidiary brands will be eliminated
- We no longer sell private label/non-branded products in our company owned stores
- We have simplified the program to 4 levels of craftsmanship and simplified the warranty to make it easy to understand
- We will not meet the lowest price in the market, however our entry level price with not be significantly higher than competitors with like products

Outreach- Organic Growth

- Focused effort to grow relationship with Funeral Homes/Cemeteries
- Revised Sales Compensation-aligned goals
- Created Outreach Program- November 2004
  - Referrals to ROA counselors
  - Funeral homes and cemeteries selling ROAC memorials directly to consumers
- Outreach Success
  - 102+ new partnerships
  - Projected incremental retail sales of $2 million

Geographical Expansion

- Business Development Manager
  - Expand Retail Outlets
  - Acquire existing memorial companies
- Market ripe for acquisition
  - Market price significantly reduced
  - Timing coincides with strong consumer marketing focus

Acquisitions

- Crone Monument, Memphis TN – purchased – 8/04
  - New geography for retail
  - Strong initial performance
  - Established new outreach relationships

- McColly Memorials, Western PA – purchased- 1/05
  - Three retail outlets
  - Spokes for Pittsburgh hub

- More to come

New Stores

- Crown Hill, Indianapolis, IN
  - Unique partnership, located on cemetery premises
  - Services entire Indianapolis market
  - Provides a template for future partnership/expansion



Authorized Dealer Network

- Goals:
  - Maximize sales of existing partners
  - Solicit new retailers
  - Work with business development to extend Outreach
  - Identify Acquisition candidates
- Progress to Date:
  - Field team in place
  - Enhanced partner contracts
  - Redirected promotional allowances to generate incremental purchases
  - Established Advisory Panel



Mausoleum Program

- Aggressive and targeted Mausoleum program
  - Consumer analysis to identify target market
  - Direct mail program
  - Key word advertising to identify customers on the internet
  - Comprehensive new sales materials

Growth Summary

- Organic Growth
  - Outreach
  - New Products
  - State of the Art Distribution System
- Acquisitive Growth
  - Expand Authorized Dealers
  - Geographical Expansion

ROAC Sales Objectives


17% Share!
MILLIONS
$200
$150
$100
$50
$0
$48MM
$56MM
$72MM
$104MM
$155MM
$200MM
36
7
6
41
8
7
51
11
10
77
14
13
122
16
17
160
18
22
2004
2005
2006
2007
2008
2009
Retail
Wholesale
Mauso/Major Memorial

ROCK OF AGES ®

Questions?


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12/31/99
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Rock of Ages Corporation
Russell 2000 Index
Industry Peer Group